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                                                                  EXHIBIT 99.450



DESERT STAR TARIFF                             APPENDIX A: CONGESTION MANAGEMENT
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                               DESERT STAR, INC.





                                   APPENDIX A:
                              CONGESTION MANAGEMENT


                                  10/1/00 DRAFT














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                                TABLE OF CONTENTS


A.1       CONGESTION MANAGEMENT, CONGESTION ZONES, FTR INTERFACES AND SCHEDULING POINTS .........................  1
A.1.1     INTRODUCTION ..........................................................................................  1
A.1.2     NATURE OF TRANSMISSION SERVICE FOR USE OF FTR INTERFACES AND SCHEDULING POINTS ........................  2
A.1.3     ELIGIBILITY FOR TRANSMISSION SERVICE FOR USE OF FTR INTERFACES AND SCHEDULING POINTS ..................  2
A.1.4     CONGESTION MANAGEMENT .................................................................................  2
A.1.5     FTR INTERFACES AND SCHEDULING POINTS ..................................................................  3
A.1.5.1   Initial FTR Interfaces and Scheduling Points ..........................................................  3
A.1.5.2   Changes to Existing FTR Interfaces and Scheduling Points ..............................................  3
A.2       DSTAR MANAGEMENT OF INTRA-ZONAL CONGESTION ............................................................  4
A.2.1     INTRA-ZONAL CONGESTION IN THE DAY-AHEAD SCHEDULING PROCESS ............................................  4
A.2.2     INTRA-ZONAL CONGESTION IN THE SCHEDULE ADJUSTMENT PROCESS .............................................  4
A.2.3     REAL-TIME INTRA-ZONAL CONGESTION ......................................................................  4
A.2.4     ACCESS TO DSTAR CONGESTION MANAGEMENT INFORMATION .....................................................  5
A.2.5     PAYMENT FOR INTRA-ZONAL CONGESTION MANAGEMENT .........................................................  5
A.3       FIRM TRANSMISSION RIGHTS ..............................................................................  5
A.3.1     RELEASE OF FTRs TO THE MARKETPLACE ....................................................................  5
A.3.1.1   Release of Year-Long Blocks of FTRs ...................................................................  6
A.3.1.2   Release of Month-Long and Shorter Term (Multiple Day) Blocks of FTRs ..................................  6
A.3.1.3   Releases of Daily Blocks FTRs .........................................................................  7
A.3.1.4   Changes to FTR Release Schedules ......................................................................  7
A.3.2     SECONDARY MARKET TRANSFERS OF FTRs ....................................................................  7
A.3.3     SCHEDULING AND RECALL OF FTRs .........................................................................  8
A.3.4     CURTAILMENT OF FTRs AND NCRs ..........................................................................  8
A.4       RECALLABLE TRANSMISSION RIGHTS ........................................................................  9
A.4.1     DAILY RELEASES OF RTRs ................................................................................ 10
A.4.2     SCHEDULING AND RECALL OF RTRs ......................................................................... 10
A.4.3     CURTAILMENT OF RTRs ................................................................................... 11
A.5       NON-FIRM TRANSMISSION RIGHTS .......................................................................... 11
A.5.1     RELEASES OF NTRs ...................................................................................... 11
A.5.2     SCHEDULING AND RECALL OF NTRs ......................................................................... 12
A.5.3     CURTAILMENT OF NTRs ................................................................................... 12
A.6       DETERMINATION OF QUANTITIES OF FTRs AVAILABLE FOR AUCTION BY DSTAR .................................... 12
A.6.1     PRINCIPLES FOR CALCULATION OF FTR INTERFACE AND SCHEDULING POINT CAPABILITIES ......................... 12
A.6.2     CALCULATION OF QUANTITIES OF FTRs AVAILABLE FOR ANNUAL FTR AUCTIONS ................................... 14
A.6.2.1   Quantity Information .................................................................................. 14
A.6.2.2   Curtailment Information ............................................................................... 14
A.6.3     CALCULATION OF QUANTITIES OF FTRs AVAILABLE FOR MONTHLY AND SUB-MONTHLY FTR AUCTIONS .................. 14
A.6.4     CALCULATION OF QUANTITIES OF FTRs AVAILABLE FOR DAILY FTR AUCTIONS .................................... 14



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
A.7       DSTAR AUCTION PROCEDURES .............................................................................. 15
A.7.1     ELIGIBLE BIDDERS ...................................................................................... 15
A.7.2     FTR AUCTION PROCEDURES ................................................................................ 15
A.7.2.1   DSTAR Actions Prior to Auction ........................................................................ 15
A.7.2.2   Bidding Procedures .................................................................................... 16
A.7.2.3   Determination of Winning Bids and FTR Clearing Price .................................................. 16
A.7.3     RTR AUCTION PROCEDURES ................................................................................ 17
A.7.4     PAYMENT BY WINNING BIDDERS ............................................................................ 17
A.8       DISTRIBUTION OF REVENUES FROM DSTAR's TRANSMISSION RIGHTS AUCTIONS .................................... 18

Attachment A-1      List of FTR Interfaces and Scheduling Points



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                       APPENDIX A: CONGESTION MANAGEMENT

A.1      CONGESTION MANAGEMENT, CONGESTION ZONES, FTR INTERFACES AND SCHEDULING
         POINTS

A.1.1    INTRODUCTION

         a) Congestion occurs when there is insufficient transfer capacity to simultaneously implement all of the Schedules that Scheduling Coordinators ("SCs") submit to Desert STAR, Inc. ("Desert STAR" or "DSTAR") in the Day-Ahead Scheduling Process or the Schedule Adjustment Process, or to simultaneously implement in Real-Time all of the Schedules which DSTAR has accepted. Congestion that occurs due to Transmission System constraints within a Congestion Zone is called Intra-Zonal Congestion. Congestion that occurs due to Transmission System constraints on FTR Interfaces is called Inter-Zonal Congestion.

         b) A Congestion Zone is a portion of the DSTAR Grid within which the costs of managing Congestion are expected to be commercially insignificant (see Section A.1.5.2).

         c) A Scheduling Point is a location at which the DSTAR Grid is connected, by a transmission line or a group of transmission lines, forming a specific transmission interface point, to transmission facilities that are outside DSTAR's Operational Authority.(1)

         d) An FTR Interface is a transmission line or a group of transmission lines, forming a specific transmission interface point: (i) between two adjacent Congestion Zones of DSTAR; or
                  (ii) between a DSTAR Congestion Zone and an adjacent Scheduling Point. The use of FTR Interfaces for the delivery of Energy or Ancillary Services shall be managed by DSTAR through the scheduling of Transmission Rights acquired by the Eligible Customers.

         e) Access to and use of FTR Interfaces and Scheduling Points shall be managed through the use of Transmission Rights. A Transmission Right, the right to schedule the delivery of one
                  (1) MW of Energy or Ancillary Services in a specific direction across an FTR Interface or Scheduling Point for one (1) hour, can take the following forms:

                  i) Firm Transmission Rights ("FTRs") - Firm physical scheduling rights that will be auctioned on a periodic basis, as described in Section A.3.

                  ii) Recallable Transmission Rights ("RTRs") -- Recallable physical scheduling rights made available by the non-use of FTRs and Non-Converted Rights ("NCRs"), which can be conditionally recalled by the original owners of the FTR, as described in Section A.4.

                  iii) Non-Firm Transmission Rights ("NTRs") -- Non-firm physical scheduling rights which may be made available by DSTAR and are subject to recall at any time, as described in Section A.5.

----------

(1) Note that a Scheduling Point may be located at an "outside boundary" of the DSTAR Grid (e.g., at the point of interconnection between the DSTAR Grid and California or Utah), or at an "inside boundary" (e.g., at the point of interconnection between the DSTAR Grid and a non-Participating TO). For most practical purposes, a Scheduling Point can be considered to be a Congestion Zone that may or may not be congested, but at which transactions would be considered to be Wheeling In to or Wheeling Out of the DSTAR Grid.

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                  iv)      Non-Converted Rights -- Physical transmission rights
                           associated with an Existing Contract ("EC") that have not been contractually converted to DSTAR Transmission Service, as described in this Appendix A and in Appendix E.

A.1.2 NATURE OF TRANSMISSION SERVICE FOR USE OF FTR INTERFACES AND SCHEDULING POINTS

         a) DSTAR shall manage transmission access within, into, out of, and through the DSTAR Grid through the use of Transmission Rights. The nature of DSTAR Transmission Service is defined by the terms and conditions of the DSTAR Tariff, including the terms and conditions for the acquisition, scheduling, curtailment and recall of Transmission Rights specified in this Appendix A.

         b)       DSTAR shall honor rights under ECs, as specified in Appendix
                  E.

         c) An SC must acquire and schedule the use of Transmission Rights in order to schedule transmission use between pre-defined and posted Congestion Zones within the DSTAR Grid, to schedule transmission use into the DSTAR Grid ("Wheeling In"), and to schedule transmission use out of the DSTAR Grid ("Wheeling Out").

         d) No Transmission Rights are required in order to schedule Transmission Service within a Congestion Zone.

A.1.3 ELIGIBILITY FOR TRANSMISSION SERVICE FOR USE OF FTR INTERFACES AND SCHEDULING POINTS

         a) Transmission access shall be made available solely to Eligible Customers.

         b) An Eligible Customer may have or acquire FTRs, RTRs, NTRs or NCRs. However, such Transmission Rights must be scheduled through an SC.

         c) An SC may obtain Transmission Service solely on behalf of Eligible Customers and is entitled to schedule the use of any necessary Transmission Rights on behalf of the owners of those rights.

         d) DSTAR shall provide transmission access to FTR Interfaces and Scheduling Points to SCs that, acting on behalf of Eligible Customers, have established and remain in compliance with the DSTAR SC eligibility requirements specified in Appendix J.

A.1.4    CONGESTION MANAGEMENT

            DSTAR shall use a Congestion Zone-based approach to manage Congestion within the DSTAR Grid and to allocate use of the DSTAR Grid, including access to a Scheduling Point.

            a) The DSTAR processes for the allocation, scheduling, curtailment and recall of Transmission Rights shall be used to eliminate potential Inter-Zonal Congestion by ensuring that scheduled uses of FTR Interfaces and Scheduling Points do not exceed the transfer capability of the respective FTR Interfaces and Scheduling Points.

            b) The DSTAR processes for the redispatch of SCs' Resources shall be used to eliminate potential Intra-Zonal Congestion by ensuring that Schedules accepted by DSTAR do not violate any other transmission constraints on the DSTAR Grid.



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A.1.5    FTR INTERFACES AND SCHEDULING POINTS

A.1.5.1  INITIAL FTR INTERFACES AND SCHEDULING POINTS

         The initial FTR Interfaces and Scheduling Points, which have been designated based on historical regional operating data and using the criteria set forth in Section A.1.5.2, are set forth in Attachment A-1 to this Appendix.

A.1.5.2  CHANGES TO EXISTING FTR INTERFACES AND SCHEDULING POINTS

         DSTAR shall monitor usage of the DSTAR Grid to determine whether new FTR Interfaces or Scheduling Points should be created or whether existing FTR Interfaces or Scheduling Points should be modified or eliminated, in accordance with the following guidelines:

         a) If, over a twelve (12) month period, DSTAR finds that the total cost being incurred to relieve Congestion on a potential FTR Interface (see Section A.2.3), considering only periods of normal operation (i.e., all facilities in service) is equal to at least five percent (5%) of the product of the average annual transfer capability of the potential FTR Interface and the Demand-weighted average annual Access Area Charge of the Participating TOs, the DSTAR Board may announce its intention to create a new FTR Interface or change the definition of an existing FTR Interface, either of which may also result in the creation or redefinition of Congestion Zone(s). In making its determination as to whether or not to create or change the definition of an existing FTR Interface, the DSTAR Board shall also take into consideration:

                  i) Whether a workably-competitive Generation market would exist on both sides of the potential FTR Interface;

                  ii) Fairness and equity concerns amongst all users of the Transmission System; and

                  iii) The size of the potential Congestion Zone(s) and whether the commercial and administrative burdens associated with the use of Transmission Rights for the potential new FTR Interface would be warranted.

         b) The DSTAR Board may also create new FTR Interfaces if it determines that the planned addition of new Generation or Load would result in commercially significant Congestion that would meet the criteria specified in the preceding paragraph.

         c) The DSTAR Board may also create, modify or eliminate FTR Interfaces or Scheduling Points that result from:

                  i) A change in the DSTAR Grid due to a change in the Transmission Facilities in the DSTAR Grid (e.g., the completion of additional Transmission Facilities between Congestion Zones or Scheduling Points, the completion of other new Transmission Facilities, or the elimination of existing Transmission Facilities);

                  ii) The withdrawal of a Participating TO from DSTAR, which would result in the creation of additional Scheduling Point(s) and possibly the elimination of some existing Scheduling Points; and/or

                  iii) The addition of a Participating TO to DSTAR, which would result in the elimination of existing Scheduling Point(s) and possibly the creation of some new Scheduling Points.

         d) A change in an FTR Interface or Scheduling Point shall not become effective prior to the longer of: (i) ninety (90) days after the DSTAR Board has determined that a new FTR



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                  Interface or Scheduling Point is necessary; or (ii) the
                  expiration date of any FTRs that have already been sold at auction, if the creation of a new FTR Interface or Scheduling Point or a change in the definition of an existing FTR Interface or Scheduling Point would affect the value or use of such FTRs (see also Section A.3.l.4).

         e) DSTAR shall publish an announcement of any proposed or pending changes to FTR Interfaces, Scheduling Points or Congestion Zones on the DSTAR Website at least ninety (90) days prior to the date on which such change would be effective.

         f) Nothing in this section shall limit the flexibility of DSTAR from proposing new FTR Interfaces based on current operations or for other reasons DSTAR deems appropriate.

A.2      DSTAR MANAGEMENT OF INTRA-ZONAL CONGESTION

A.2.1    INTRA-ZONAL CONGESTION IN THE DAY-AHEAD SCHEDULING PROCESS

         DSTAR shall manage Intra-Zonal Congestion identified during DSTAR's Day-Ahead Scheduling Process using the following procedure:

         a) After receiving the Day-Ahead Schedule submittals from SCs, DSTAR shall determine whether there is any Intra-Zonal Congestion. If there is Intra-Zonal Congestion, DSTAR shall eliminate it by using the voluntary Congestion Redispatch bids submitted to DSTAR by SCs in the Day-Ahead Scheduling Process to decrement Generating Units (or increase Dispatchable Demand) and to increment Generating Units (or decrease Dispatchable Demand).

         b) DSTAR may reschedule SC's Resources using voluntary Congestion Redispatch bids solely for the limited purpose of DSTAR Grid security and shall limit its rescheduling actions to the minimum required to eliminate the Intra-Zonal Congestion while taking cost into account.

         c) If there are insufficient voluntary Congestion Redispatch bids to eliminate the Intra-Zonal Congestion, DSTAR may exercise its authority to order rescheduling of Generating Units and Dispatchable Demands. Any mandatory rescheduling of Resources undertaken by DSTAR shall not violate the terms of ECs, Interconnection Agreements or Generator Agreements. Payments to the SCs for such mandatory rescheduling shall be addressed in the Scheduling Coordinator Agreements.

A.2.2    INTRA-ZONAL CONGESTION IN THE SCHEDULE ADJUSTMENT PROCESS

         DSTAR shall not accept Schedules in the Schedule Adjustment Process which would have the effect of creating Intra-Zonal Congestion. However, if Intra-Zonal Congestion is created during the Schedule Adjustment Process, as the result of Transmission Facility Outages, unscheduled flows or other Transmission System conditions, DSTAR shall use the procedures specified in Section A.2.1 to eliminate such Intra-Zonal Congestion.

A.2.3    REAL-TIME INTRA-ZONAL CONGESTION

         In Real-Time, DSTAR shall eliminate the Intra-Zonal Congestion, in accordance with the procedures outlined in Appendix C.



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A.2.4    ACCESS TO DSTAR CONGESTION MANAGEMENT INFORMATION

         a) All DSTAR Congestion Management actions shall be auditable and shall be made available to Market Participants upon request, except as limited in Section A.2.4.c.

         b) DSTAR shall make its Congestion Management software, to the extent allowed by its software licenses, and database available to the Market Participants.

         c) Any Congestion Management data provided by SCs and subsequently released by DSTAR shall recognize any restrictions placed on DSTAR's release of commercially sensitive/confidential information.

A.2.5    PAYMENT FOR INTRA-ZONAL CONGESTION MANAGEMENT

         a) DSTAR's payments to SCs for incremental Energy for management of Intra-Zonal Congestion and SCs' payments to DSTAR for decremental Energy for management of Intra-Zonal Congestion, for both voluntary and involuntary redispatch, shall be as specified in Appendix D.

         b) The costs incurred by DSTAR for the management of Intra-Zonal Congestion shall be billed on a pro-rata basis to SCs serving Demand in, and exporting from, the Congestion Zone experiencing the Intra-Zonal Congestion.

A.3      FIRM TRANSMISSION RIGHTS

         a) An FTR is a right to schedule the delivery of one (1) MW of Energy or Ancillary Services in a specific direction across an FTR Interface or Scheduling Point for one (1) hour.

         b) FTRs are intended to provide Eligible Customers with a degree of financial certainty, operational certainty and liquidity:

                  i) The price paid for FTRs in DSTAR's annual, monthly or shorter-term FTR auctions or in a secondary market shall constitute full payment for the right to schedule Energy or Ancillary Services across an FTR Interface or Scheduling Point.

                  ii) An FTR shall convey to its holder the right to schedule Energy or Ancillary Services across a particular FTR Interface or Scheduling Point. In order to utilize the FTR, the scheduling requirements detailed in Appendix B must be followed.

                  iii)     FTRs are freely tradable in secondary markets.

A.3.1    RELEASE OF FTRS TO THE MARKETPLACE

         a) FTRs shall be initially made available to Eligible Customers through periodic auctions conducted by DSTAR. Subsequently, FTRs may be traded through secondary markets.

         b) Each individual FTR shall be uniquely identified by an identification tag which shall specify the FTR number, the FTR Interface or Scheduling Point, the specific flow direction and the hour for which the FTR conveys a scheduling right.

         c) DSTAR shall develop a standardized transfer of ownership receipt for use when trading FTRs in the secondary market. The intent of the receipt it to specify the current owner of the Transmission Right and it will not require submittal of any financial information. On the standardized receipt, Eligible Customers can indicate which SC they have designated for scheduling their Transmission Rights.



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         d)       DSTAR shall maintain an updated list of Transmission Rights ownership in a DSTAR database for use in the Balanced Schedules validation processes in Appendix B.

         e) DSTAR does not need to be informed of every FTR trade in the secondary market. However, Eligible Customers who want their secondary trades recognized by DSTAR, must notify DSTAR of the final ownership transfers prior to the start of the Day-Ahead Scheduling Process by submitting a standardized transfer of ownership receipt.

         f) Eligible Customers who submit standardized transfer of ownership receipts to DSTAR may indicate if the information may be posted by DSTAR on the DSTAR Website or if it is solely for use by DSTAR for FTR ownership validation as part of the Day-Ahead Scheduling Process and Schedule Adjustment Process.

         g) During the validation portion of the Day-Ahead Scheduling Process and the Schedule Adjustment Process, DSTAR will perform a check to assure that the SCs that schedule Transmission Rights are the current owner or designated SC of record.

A.3.1.1  RELEASE OF YEAR-LONG BLOCKS OF FTRS

         a) At least sixty (60), but not more than seventy-five (75), days prior to the start of each calendar year, DSTAR shall conduct an annual auction of blocks of FTRs for each FTR Interface and Scheduling Point. FTRs sold at the annual auction shall be sold in blocks which shall convey the right to schedule the use of a specific FTR Interface or Scheduling Point in a specific direction for every hour of the calendar year.

         b) The initial annual release of FTRs by DSTAR shall take place at least sixty (60) days prior to the DSTAR Operations Date. The FTRs released through this initial auction shall be sold in blocks which shall convey the right to schedule the use of a specific FTR Interface or Scheduling Point in a specific direction for every hour starting with the first hour of the DSTAR Operations Date and ending with the last hour of the first calendar year.

         c) For each FTR Interface and Scheduling Point, DSTAR shall first use the procedures specified in Section A.6 to calculate the maximum number of year-long blocks of FTRs that can be made available for release. For each FTR Interface and Scheduling Point, a portion of the year-long blocks of FTRs shall be released through the annual auction (see Section A.6.2). The remaining portion of the year-long blocks, plus any additional FTRs that may become available due to seasonal variations in transfer capacity, will be distributed through periodic auctions as described in Section A.6.

         d) 2. DSTAR shall publish all information that is commercially relevant to the annual auction, including but not limited to the quantities of FTRs to be made available through the auction and the auction procedures, on the DSTAR Website at least thirty (30) days prior to the auction.

A.3.1.2  RELEASE OF MONTH-LONG AND SHORTER TERM (MULTIPLE DAY) BLOCKS OF FTRS

         a) At least thirty (30), but not more than forty-five (45), days prior to the start of each month, DSTAR shall conduct a monthly auction of blocks of FTRs for each FTR Interface and Scheduling Point. FTRs sold at the monthly auction shall be sold in blocks which shall convey the right to schedule the use of a specific FTR Interface or Scheduling Point in a specific direction for every hour of the calendar month.

         b) For each FTR Interface and Scheduling Point, DSTAR shall use the procedures specified in Section A.6.2 to calculate the maximum number of month-long blocks of FTRs that can be



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                  made available for release. All of these FTRs shall be
                  released through the monthly auction.

         c) DSTAR shall publish all information that is commercially relevant to the monthly auction, including but not limited to the quantities of FTRs to be made available through the auction and the auction procedures, on the DSTAR Website at least fifteen (15) days prior to the auction.

         d) Because Operating Transfer Capability ("OTC") may increase during a month due to changes in system conditions, DSTAR may also conduct auctions for blocks of FTRs that can be made available for a portion of a month. Blocks of FTRs sold at such auctions shall convey the right to schedule the use of a specific FTR Interface or Scheduling Point in a specific direction for the specified hours of the calendar month.

A.3.1.3  RELEASES OF DAILY BLOCKS FTRS

         Two (2) days prior to the Trading Day, for each FTR Interface and Scheduling Point, DSTAR shall conduct auctions of any remaining FTRs that can be made available for that Trading Day. FTRs will be made available through such auctions on an individual hourly basis. Each FTR shall convey the right to schedule the use of a specific FTR Interface or Scheduling Point in a specific direction for a specific hour of that Trading Day.

A.3.1.4  CHANGES TO FTR RELEASE SCHEDULES

         a) Within twenty-four (24) months of the DSTAR Operations Date and upon feedback from the Market Participants, DSTAR shall provide a report to the DSTAR Board which shall explore the development of a methodology to conduct auctions of longer-term (multi-year) and/or seasonal (multi-month) blocks of FTRs. Prior to implementation of such a methodology, the methodology shall be filed with the Commission for approval.

         b) The DSTAR Board may, upon suitable notice published on the DSTAR Website, change the allocations of FTRs designated for release through subsequent multi-year, annual, seasonal and/or monthly auctions; provided that all FTRs that can be made available in blocks of one-month or longer shall be released through such auctions.

         c) Upon the creation of longer-term FTRs, DSTAR shall develop appropriate procedures for the reconfiguration of existing FTRs to recognize the requirements of Section A.1.5.2.d.

A.3.2    SECONDARY MARKET TRANSFERS OF FTRS

         a) The purchaser of an FTR may assign, sell, transfer ownership of, or transfer the right to schedule the use of, an FTR, a block of FTRs, or any portions of a block of FTRs, to any Eligible Customer.

         b) DSTAR accepts limited responsibility for tracking the ownership of FTRs that have traded hands in secondary markets, and expressly assumes no liability for any damages resulting from disputes that arise over the right to schedule the use of FTRs. DSTAR's role and liability in disputes regarding the right to schedule the use of FTRs shall be limited to that specified in Section A.3.1 (i.e., the use of information that has been reported to DSTAR using the standardized transfer of ownership receipts).

         c) DSTAR shall not operate a secondary market in FTRs. However, to facilitate the secondary markets in FTRs, DSTAR shall post the identities of the current FTR holders on the DSTAR Website as specified in Section A.3.1 for those SCs authorizing such posting.



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         d)       All purchasers and sellers of FTRs shall retain, for each FTR
                  Interface or Scheduling Point, records of the quantities of FTRs purchased or sold through secondary markets, for a period of one (1) year following the FTR's specific Settlement Period. Such records shall be made available to DSTAR upon request, pursuant to Appendix H, Market Monitoring.

         e) Any Eligible Customer that holds the rights to schedule the use of more than 20% of the FTRs that have been released to auction on an FTR Interface or Scheduling Point at the end of two (2) consecutive Calendar Days shall report, by the end of the third Calendar Day, this position to DSTAR.

A.3.3    SCHEDULING AND RECALL OF FTRs

         a) To schedule the next-day use of an FTR Interface or Scheduling Point, the SC representing the holder of an FTR must, by the times specified in Appendix B: (i) inform DSTAR of the FTR holder's intention to schedule use of the FTR; and (ii) submit the scheduling information required in the Day-Ahead Scheduling Process.

         b) If the use of an FTR is not scheduled during the Day-Ahead Scheduling Process, DSTAR shall make the FTR available for use by other SCs for the next day on a recallable basis through the auctioning of RTRs. However, an FTR holder may still schedule the use of the FTR during the Schedule Adjustment Process, at any time up to sixty (60) minutes prior to the close of the Schedule Adjustment Process (i.e., until two (2) hours prior to the start of the Settlement Period). In such an event, DSTAR may recall an FTR that was made available on a recallable basis.

         c) Mismatches between the FTR quantities SCs report as intended to be scheduled and what actually gets scheduled shall be reported to DSTAR's Market Monitoring Unit, as will the use of FTRs in the Day-Ahead Scheduling Process whose use is subsequently withdrawn in the Schedule Adjustment Process.

A.3.4    CURTAILMENT OF FTRS AND NCRS

         a) In the event that the OTC of an FTR Interface or Scheduling Point is reduced, DSTAR may curtail FTR holders' rights to schedule the use of the FTR Interface or Scheduling Point as described below:

                  i) In allocating reductions in the transfer capability of an FTR Interface or Scheduling Point, DSTAR shall first cut the non-firm service to the holders of NTRs. Note: Following the close of the Schedule Adjustment Process, RTRs have the same curtailment priority as FTRs.

                  ii) DSTAR shall then allocate any additional reductions required between NCRs and any other transfer capability in accordance with the relative priorities established by the terms of the associated ECs.

                  iii) If the OTC reduction will impact the current Trading Day or the following Trading Day, any NTRs that have already been allocated shall be curtailed in accordance with Section A.5.3.

                  iv) Any remaining transfer capability reductions shall be assigned to the FTRs associated with the affected FTR Interface or Scheduling Point. Such reductions will be allocated to all FTRs for the FTR Interface or Scheduling Point on a pro-rata basis rounded to the nearest whole MW.



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         b)       DSTAR shall issue notices of curtailments of Transmission
                  Rights through the DSTAR Website and Electronic Information System ("EIS"). Upon such notice, the rights and obligations of FTR holders affected by curtailments are as follows (Note:
                  The following process is also used for curtailed RTRs, Section A.4.3, and curtailed NTRs, Section A.5.3):

                  i) Should the notice be issued at least two (2) hours before the deadline for the submittal of Schedules in the Day-Ahead Scheduling Process:

                           (1) The FTR holder's right to schedule the delivery of Energy or Ancillary Services across the FTR Interface or Scheduling Point on the following Trading Day or beyond shall be reduced; and

                           (2) The Balanced Schedules that are submitted by affected SCs in the Day-Ahead Scheduling Process must reflect such reductions.

                  ii) Should the notice be issued less than two (2) hours before the deadline for the submittal of Schedules in the Day-Ahead Scheduling Process, but at least sixty
                           (60) minutes before the close of the Schedule Adjustment Process for a given Settlement Period:

                           (1) The FTR holder's right to schedule the delivery of Energy or Ancillary Services across the FTR Interface or Scheduling Point shall be reduced;

                           (2) The affected SCs may submit Schedules to reflect the curtailment using the remaining time in the Day-Ahead Scheduling Process; or

                           (3) The affected SCs may submit their Schedules in the Day-Ahead Scheduling Process as if no notice had been issued, but must adjust their Schedules to reflect the curtailment, using the Schedule Adjustment Process.

                  iii) Should the notice be issued less than sixty (60) minutes before the close of the Schedule Adjustment Process for a given Settlement Period:

                           (1) The FTR holder's right to schedule the delivery of Energy or Ancillary Services across the FTR Interface or Scheduling Point shall be reduced;

                           (2) The affected SCs may submit Schedules to reflect the curtailment using the remaining time in the Schedule Adjustment Process; or

                           (3) The affected SCs may continue to use their latest Schedules in the upcoming Settlement Period as if no notice had been issued;

                           (4) The affected SCs shall respond to DSTAR's Dispatch Instructions; and

                           (5) For the purpose of calculating the portion of the SC's hourly Energy imbalance that would be subject to penalties for excessive Energy imbalances, DSTAR shall increase the penalty thresholds to reflect the amount of Energy associated with the curtailed FTR, as described in Appendix D.

A.4      RECALLABLE TRANSMISSION RIGHTS

         An RTR is a right to schedule, subject to recall by DSTAR up to two (2) hours prior to the start of the Settlement Period, one (1) MW of Energy or Ancillary Services in a specific direction across an FTR Interface or Scheduling Point for one (1) hour for that Settlement Period of the following day.



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A.4.1    DAILY RELEASES OF RTRS

         a) Every day, for each FTR Interface and Scheduling Point, DSTAR shall conduct an auction of the RTRs that can be made available for the following day.

         b) For each FTR Interface and Scheduling Point, the quantity of RTRs that can be made available by DSTAR shall equal the sum of:

                  (1) The quantity of FTRs which have not been purchased in DSTAR's previous auctions;

                  (2) The quantity of purchased FTRs whose use has not been scheduled by the 0900 deadline of the Day-Ahead Scheduling Process; and

                  (3) The number of NCRs whose use has not been scheduled by the deadlines in the first stages of the Day-Ahead Scheduling Process (i.e., the morning of the day prior to the Trading Day), and whose release on a recallable basis is not prohibited by the associated EC, and only to the extent that they are consistent with the recall and firmness qualities of other RTRs.

         c) An SC that acquires an RTR must ensure that the RTR is scheduled in the Day-Ahead Scheduling Process or the Schedule Adjustment Process. SCs who fail to schedule the use of an RTR shall be reported to the Market Monitoring Unit.

         d) Any RTRs not sold at DSTAR's daily auction shall be made available at no charge on a first-come, first-served basis through the DSTAR Website.

         e) SC acquisitions of RTRs through the DSTAR Website, as described in sub-section (d) above, shall be time-stamped.

         f) Each RTR shall be uniquely identified through an identification tag which shall specify the RTR number, the FTR Interface or Scheduling Point and direction, the Settlement Period for which the RTR conveys a scheduling right, and the purchase price of the RTR.

A.4.2    SCHEDULING AND RECALL OF RTRS

         a) To schedule the use of an FTR Interface or Scheduling Point through the use of an RTR, the SC representing the holder of an RTR must submit the scheduling information required by the Day-Ahead Scheduling Process or Schedule Adjustment Process.

         b) DSTAR shall recall an RTR only when the holder of an FTR or NCR that was not scheduled during the Day-Ahead Scheduling Process subsequently schedules the use of the FTR or NCR for a particular Settlement Period, no later than one (1) hour prior end of the Schedule Adjustment Process for that Settlement Period, and such unscheduled FTR or NCR was released as an RTR.

         c) DSTAR shall select RTRs for recall based on the prices at which the RTRs were sold in the daily RTR auction, with the RTRs which were purchased for the lowest price in the lower curtailment priority classes recalled first.

                  i) RTRs that were acquired at no charge on a first-come, first-served basis from the DSTAR's Website will be recalled first, on a last-acquired, first-recalled basis.

                  ii) If only part of a group of identically-priced RTRs must be recalled, the recall within that group will be made on a pro-rata basis.



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         d)       An SC whose RTR has been recalled must submit its revised
                  Schedule no later than sixty (60) minutes prior to the start of the Settlement Period associated with the recalled RTR.

         e) If an RTR has not been recalled by one (1) hour prior to the close of the Schedule Adjustment Process, DSTAR's right to recall the RTR shall be extinguished and the RTR shall be deemed to be firm and non-recallable for that Settlement Period.

         f) If an RTR is recalled, the RTR holder shall be entitled to a refund of the RTR purchase price.

A.4.3    CURTAILMENT OF RTRS

         RTRs are treated like FTRs in the curtailment process after the close of the Schedule Adjustment Process pursuant to Section A.3.4.

A.5      NON-FIRM TRANSMISSION RIGHTS

         a) An NTR is a right to schedule, subject to recall by DSTAR at any time, one (1) MW of Energy or Ancillary Services in a specific direction across an FTR Interface or Scheduling Point for one (1) hour.

         b) NTRs shall initially be made available to SCs on a next-day, first-come, first-served basis through the DSTAR Website. DSTAR may, at a future date and upon approval of the DSTAR Board and the Commission, develop a process for the sale of NTRs.

A.5.1    RELEASES OF NTRS

         a) Every day, for each FTR Interface and Scheduling Point, DSTAR shall determine, at various times throughout the day as described in Appendix B, the quantities of NTRs that can be made available for the following day and shall publish this information on the DSTAR Website. Each NTR shall have a term of one (1) hour and shall convey the right to schedule the use of a specific FTR Interface or Scheduling Point in a specific direction for that Settlement Period of the following day.

         b) The quantity of NTRs that will be made available for an FTR Interface and Scheduling Point by DSTAR shall be equal to the sum of: (i) the MW of counterflows scheduled on the FTR Interface or Scheduling Point; (ii) the MW of Operating Reserves scheduled on the FTR Interface or Scheduling Point; and (iii) the MW of NCRs for which the holder of the NCR retains the right to submit Schedules after the close of the Schedule Adjustment Process' deadline for the recall of RTRs and whose use has not been scheduled by the deadlines in the Day-Ahead Scheduling Process and/or Schedule Adjustment Process, and whose release on a non-firm basis is not prohibited by the associated EC, and only to the extent that they are consistent with the recall and firmness qualities of other NTRs.

         c) NTRs will be made available for use at no charge on a first-come, first-served basis through the DSTAR Website. SC acquisitions of NTRs shall be time stamped.

         d) An SC that acquires an NTR must ensure that the NTR is scheduled in the Day-Ahead Scheduling Process or the Schedule Adjustment Process. SCs who fail to schedule the use of an NTR shall be reported to the Market Monitoring Unit.



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         e)       Each NTR shall be uniquely identified through an
                  identification tag which will specify the NTR number, the FTR Interface or Scheduling Point, the specific direction and the Settlement Period for which the NTR conveys a scheduling right.

A.5.2    SCHEDULING AND RECALL OF NTRS

         a) To schedule the next-day use of an FTR Interface or Scheduling Point, the SC representing the holder of an NTR must submit the scheduling information required by the Day-Ahead Scheduling Process or the Schedule Adjustment Process.

         b) DSTAR may recall NTRs if counterflow Schedules are cancelled, Operating Reserves are called upon by DSTAR, or NCR scheduling rights are exercised.

         c) DSTAR shall recall NTRs on a last-acquired, first-recalled basis.

         d) If an NTR is recalled, the timing provisions of Section A.3.4 and A.5.3 apply.

A.5.3    CURTAILMENT OF NTRS

         a) If the OTC associated with an FTR Interface or Scheduling Point must be reduced for a Settlement Period, NTRs that have been acquired, but not yet scheduled by SCs, will be curtailed first.

         b) NTRs that have been scheduled by SCs will be curtailed next, based on the time that the NTR was acquired from the DSTAR Website, with the most-recently acquired NTRs curtailed first.

         c) DSTAR shall issue notices of curtailments of Transmission Rights through the DSTAR Website. Upon such notice, the rights and obligations of NTR holders affected by curtailments are treated like FTRs in the curtailment process after the close of the Schedule Adjustment Process pursuant to Section A.3.4.

A.6      DETERMINATION OF QUANTITIES OF FTRS AVAILABLE FOR AUCTION BY DSTAR

         The quantities of FTRs that can be made available for auction on an annual, monthly, sub-monthly and daily basis shall be determined by DSTAR using the following methodology.

A.6.1. PRINCIPLES FOR CALCULATION OF FTR INTERFACE AND SCHEDULING POINT CAPABILITIES

         a) The calculation of the OTC for each FTR Interface and Scheduling Point shall be performed by DSTAR, in coordination with the Participating TOs, using the procedures specified in Attachment 4 of the DSTAR Tariff (Transmission Planning and Expansion) and the Western Systems Coordinating Council's ("WSCC's") transmission path rating methodology. Each Participating TO shall provide to DSTAR any data in the possession of the Participating TO that DSTAR may require to perform the OTC calculations.

         b) If an initial or proposed FTR Interface or Scheduling Point has not received a WSCC-approved rating, a rating shall be determined using a methodology that is consistent with the WSCC's path rating methodology.

         c) DSTAR shall have the ultimate responsibility for the determination of OTC, including specification of the criteria and methodologies for the calculation of OTC, and



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                  responsibility for oversight and confirmation of any studies performed on its behalf by the Participating TOs.

         d) DSTAR shall calculate OTC and the quantities of available FTRs. The amount of FTRs made available shall be the OTC less the transmission capacity required to serve the NCRs.

         e) Where there is latitude in the interpretation of the guidelines for the calculation of OTC, DSTAR shall approve specific procedures and policies for determining OTC.

         f) Where specific procedures or methodologies must be developed or put into place regarding the calculation of OTC (for example, in cases in which FTR Interface or Scheduling Point capabilities may be interdependent and/or rely upon assumptions regarding internal Generation, imports and exports), DSTAR shall be responsible for the development and implementation of such procedures or methodologies, consistent with the processes specified in Attachment 4 of the DSTAR Tariff (Transmission Planning and Expansion).

         g) Where special restrictions must be placed on the quantities of FTRs that are made available by DSTAR (for instance, in situations in which the OTC is not constant, but may vary from hour-to-hour, resulting in quantities of FTRs that may vary by seasons, months, or hours), DSTAR shall determine the nature and quantities of FTRs that can be made available for such FTR Interfaces or Scheduling Points, with the objective of maximizing the commercial value of the FTR product to the marketplace.

         h) DSTAR shall make available, through the DSTAR Website, the procedures and methodologies used for the determination of the capabilities of the FTR Interfaces and Scheduling Points.

         i) Any party may request from DSTAR, and DSTAR shall provide within the constraints of confidentiality requirements, information sufficient to enable independent computation of OTC.

         j) The amounts of capacity on FTR Interfaces or Scheduling Points that must be reserved for NCRs shall be determined in accordance with the NCR Instructions provided in accordance with Appendix E, and these amounts shall be published on the DSTAR Website. The Participating TOs shall also document any special scheduling, curtailment or operating instructions in the NCR Instructions to be provided to the DSTAR in accordance with Appendix E, for publication on the DSTAR Website.

         k) In the event that any party disputes DSTAR's calculations of OTC, or a Participating TO's reservations for NCRs, DSTAR, the Participating TO and the other parties to the dispute shall attempt to resolve the dispute using the DSTAR ADR process.

         l) If DSTAR, Participating TOs and/or other parties are unable to agree on either the procedures for the calculation of OTC, or reservations for NCRs, or the actual OTC, or reservations for NCRs, DSTAR's determinations shall be used pending final resolution of the dispute through the DSTAR's ADR process and the Commission appeal process; except that:

                  i) If the disagreement is based on the Participating TO's claim that use of the DSTAR's determination would jeopardize the safety, security or adequacy of the Transmission System; or

                  ii) If the disagreement is based on the interpretation of the amount of capacity that must be reserved for NCRs; then



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                  iii)     The Participating TO's determination shall be used
                           pending final resolution of the dispute through the DSTAR's ADR process and the Commission appeal process or, in the case of a dispute over NCRs, the dispute resolution process in the applicable EC.

A.6.2    CALCULATION OF QUANTITIES OF FTRS AVAILABLE FOR ANNUAL FTR AUCTIONS

A.6.2.1  QUANTITY INFORMATION

         For any partial calendar year for the first full calendar year after the DSTAR Operations Date and for each FTR Interface and Scheduling Point, the quantity of FTRs that shall be auctioned by DSTAR for such full calendar year and partial calendar year, if applicable, shall be seventy-five percent (75%) of the lowest of the seasonal OTCs for the FTR Interface or Scheduling Point, calculated using the procedures described above, minus the amount of FTR Interface or Scheduling Point transfer capability that must be reserved for the scheduling of NCRs. For subsequent calendar years, the DSTAR Board has the discretion to modify the percentages released in each auction, but under no circumstances will the percentage released for the annual (or longer) rights auctions be less than fifty percent (50%).

A.6.2.2  CURTAILMENT INFORMATION

         For FTR auctions prior to and during the first year after the DSTAR Operations Date, and for the first year after creation of a new FTR Interface or Scheduling Point, the expected curtailment frequency of FTRs by FTR Interface and Scheduling Point shall be estimated by DSTAR on a non-binding basis and posted on the DSTAR Website. Actual curtailments will be posted on the DSTAR Website. The DSTAR Board may elect to not provide the curtailment estimates after the first year after the DSTAR Operations Date for the initial FTR Interfaces and Scheduling Points or after the first year after the creation of a new FTR Interface or Scheduling Point. The DSTAR Board shall review the appropriateness of the ongoing posting of curtailment estimates. DSTAR assumes no liability associated with the accuracy of these curtailment estimates.

A.6.3 CALCULATION OF QUANTITIES OF FTRs AVAILABLE FOR MONTHLY AND SUB-MONTHLY FTR AUCTIONS

         For each FTR Interface and Scheduling Point, the quantity of FTRs that shall be auctioned by DSTAR on a monthly basis shall be the applicable monthly OTC for the FTR Interface or Scheduling Point for the month under study, calculated using the procedures described above, minus the amount of FTR Interface or Scheduling Point transfer capability that must be reserved for the scheduling of NCRs, minus the quantity of FTRs that have been sold in the annual auction.

A.6.4    CALCULATION OF QUANTITIES OF FTRS AVAILABLE FOR DAILY FTR AUCTIONS

         Two days prior to the Trading Day, for each FTR Interface and Scheduling Point, the quantity of FTRs that shall be auctioned by DSTAR shall be the appropriate daily OTC for the FTR Interface or Scheduling Point for each Settlement Period, calculated using the procedures described above, minus the amount of FTR Interface or Scheduling Point transfer capability that must be reserved for the scheduling of NCRs, minus the quantities of FTRs that have been sold in the annual, monthly and sub-monthly FTR auctions.



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A.7      DSTAR AUCTION PROCEDURES

         DSTAR shall conduct the Transmission Rights auctions or contract for the services of an auction agent which shall conduct such auctions using the processes described below. The costs of administering the FTR and RTR auctions shall be recovered through the DSTAR Administrative Charge.

A.7.1    ELIGIBLE BIDDERS

         a) Any Eligible Customer may acquire FTRs or RTRs by bidding in the DSTAR's auctions of FTRs and RTRs or by purchasing FTRs or RTRs in secondary markets, provided, however, that a Participating TO may participate in the auctions only if it retains load serving responsibility pursuant to the requirements of its appropriate jurisdictional entity, and provided that the appropriate functional separation and code of conduct are in place and approved by the Commission or other appropriate regulatory authority.

         b) To participate in DSTAR's auctions of FTRs and RTRs, a bidder must meet DSTAR-specified creditworthiness requirements. These requirements shall be consistent with the SC creditworthiness standards listed in Appendix J (Scheduling Coordinator Application and Certification), for the appropriate credit levels associated with the purchase of FTRs and RTRs, and applied in a non-discriminatory manner. A bidder may not offer bids whose total value exceeds the creditworthiness which DSTAR has established for the bidder. The level of creditworthiness required by DSTAR will take in to consideration the effects of net billing as defined in Appendix G (Settlements and Billings).

         c) A bidder must have access to the computer hardware, software and communications equipment required to participate in DSTAR's auctions.

A.7.2    FTR AUCTION PROCEDURES

         DSTAR's annual, monthly, sub-monthly and daily auctions of FTRs shall be single-round, single clearing price auctions. The auctions for each of the FTR Interfaces and Scheduling Points shall be conducted simultaneously, but separately and independently. Each auction of FTRs shall be conducted as follows.

A.7.2.1  DSTAR ACTIONS PRIOR TO AUCTION

         DSTAR shall post the following information on the DSTAR Website:

         a) The number of FTRs (in year-long blocks, month-long blocks, sub-month-long blocks, or individual Settlement Periods, as appropriate for the particular auction) to be issued for each FTR Interface and Scheduling Point, and any special terms, conditions, curtailment requirements, or other restrictions on the use of the FTRs which might have commercial significance.

         b) The date and time prior to the commencement of the auction by which each bidder must have satisfied the necessary financial certification requirements.

         c) The specifications for the technical equipment necessary to participate in the auction.

         d) The date and time by which bids must be submitted, which shall be the same for all FTR Interfaces and Scheduling Points.

         e)       The form and format in which bids must be submitted.



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         f)       Any other information of commercial significance to bidders in the auction, including detailed descriptions of the bidding rules and mechanics of the software used to clear each FTR market.

         g)       DSTAR shall post this information at least:

                  i) Thirty (30) days prior to the auction, in the case of the annual auctions.

                  ii) Fifteen (15) days prior to the auction, in the case of the monthly auctions.

                  iii) Five (5) days prior to the auction, in the case of subsequent auctions within a month.

                  iv) Two (2) hours prior to the auction, in the case of the daily auctions.

A.7.2.2  BIDDING PROCEDURES

         For each FTR Interface and Scheduling Point:

         a)       A bidder must specify:

                  i)       The number of FTRs the bidder desires to purchase;

                  ii) The maximum price per FTR (in $/FTR) that the bidder is willing to pay for those FTRs; or the designation "Price Taker" (i.e. those entities willing to pay whatever the FTR Market Clearing Price is).

                  iii) Whether it is acceptable for DSTAR to fulfill part of the bid, or whether the bid is submitted on an "all-or-none" basis.

         b) A bidder may submit multiple bids, thereby establishing a "price-quantity" curve.

         c) Bids may be submitted and then revised up until the auction deadlines as specified in Appendix B.

         d) Before, during and after the auction process, DSTAR shall treat all bids as confidential.

A.7.2.3  DETERMINATION OF WINNING BIDS AND FTR CLEARING PRICE

         For each FTR Interface and Scheduling Point:

         a) All bids received by DSTAR shall be stacked in the order of highest bid to lowest bid with the Price Taker bids deemed to be the highest.

         b) The winning bids shall be determined by moving up the stack from the highest bid to the lowest bid, until the cumulative quantity of FTRs associated with these bids (the "winning bids") is greater than or equal to the total number of FTRs available, or all bids have been satisfied.

         c) If the last winning bid is an "all-or-none" bid that can not be completely honored, that bid shall be rejected and removed from the stack.

         d) The FTR Clearing Price for each separate FTR Interface and Scheduling Point shall be the price of the first winning bid that could not be completely accepted by the DSTAR for that FTR Interface or Scheduling Point. That is, the FTR Clearing Price for all FTRs for a particular FTR Interface or Scheduling Point is the price that would have been paid had the DSTAR been able to auction one additional FTR.



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         e)       In the event that there are multiple bids with prices equal to the FTR Clearing Price, each of those bids shall be awarded a pro-rata share of the FTRs that remain after FTRs have been allocated to higher price bids, with the result that any "all-or-nothing" bids at that price will be removed from the stack (which could result in all other bids being satisfied).

         f) It is not intended that a price cap be established in the FTR auction process. However, in the event that such a price cap is established (for example, for software reasons or as a result of regulatory rulings) and the quantity of bids for FTRs at the price cap exceeds the number of FTRs available for auction, priority shall be granted to the representatives of those Historical Users and holders of ECs that have been converted to DSTAR Transmission Service who are participating in the auction and who have bid via the Price Taker mechanism.

         g) In the event that the demand for FTRs is less than the quantity of FTRs that is available, the FTR Clearing Price shall be the price of the last winning bid.

         h) In the event that the only satisfied bids are Price Taker bids, the deemed FTR Clearing Price shall be $10,000/FTR. Additionally, entities with the Historical Use and/or converted EC designation shall be awarded their Historical Use and/or EC share of FTRs prior to entities without such a designation, in accordance with sub-section f) above.

         As a consequence of this process:

         a) All Price Taker bids and all bids with bid prices greater than the FTR Clearing Price will be accepted.

         b) All bids with bid prices less than the FTR Clearing Price will be rejected.

         c) Bids with bid prices equal to the FTR Clearing Price will either be accepted, rejected (if they are "all-or-none" bids) or possibly only partially accepted.

         d) DSTAR shall announce the results of the auction simultaneously to all bidders, by posting on the DSTAR Website, for each FTR Interface and Scheduling Point, the quantities of FTRs awarded to each bidder and the FTR Clearing Price for each FTR Interface and Scheduling Point.

A.7.3    RTR AUCTION PROCEDURES

         The daily RTR auctions shall be identical to the FTR auctions, except that:

         a) Information regarding the quantities of RTRs available for each hour of the next Trading Day shall be posted by DSTAR approximately twenty-five (25) minutes in advance of the auction, promptly after the SCs have indicated their intentions regarding the scheduling of FTRs for the next Trading Day.

         b)       There are no Price Taker designations for the RTR auction.

         c) The price paid for each RTR shall be the bidder's bid price (i.e., there will not be a single RTR clearing price).

A.7.4    PAYMENT BY WINNING BIDDERS

a) For each FTR Interface and Scheduling Point, each winning bidder in an FTR auction shall pay DSTAR an amount equal to the quantity of FTRs awarded to that bidder multiplied by the FTR Clearing Price.



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         b)       For each FTR Interface and Scheduling Point, each winning
                  bidder in an RTR auction shall pay DSTAR an amount equal to the quantities of RTRs awarded to that bidder multiplied by the bidder's price bids for each of the RTRs.

         c) Winning bidders shall pay the amounts stated above in accordance with the requirements of Appendix G.

A.8      DISTRIBUTION OF REVENUES FROM DSTAR'S TRANSMISSION RIGHTS AUCTIONS

         a) For each FTR Interface and Scheduling Point, DSTAR shall credit, on a per MW basis, the proceeds of the FTR auctions, to the SCs representing: (i) the Historical Users of the FTR Interface or Scheduling Point; and (ii) the holders of ECs that have been converted to DSTAR Transmission Service. Any remaining FTR auction revenues and all RTR auction revenues will be credited to the Participating TOs for crediting against their Annual Transmission Revenue Requirements ("ATRRs").

         b) Prior to the initial DSTAR Operations Date, each FTR Interface and Scheduling Point will be studied to determine the baseline Historical Use, in MW, of the path. The Historical Use of each path will be the determining factor in the percentage allocation of FTR auction revenues. For example, if an entity historically uses seventy-five percent (75%) of a specific FTR Interface or Scheduling Point to serve its retail load prior to the DSTAR Operations Date, then that entity shall receive seventy-five percent (75%) of the FTR auction revenue proceeds for that path.

         c) The Historical Use allocation percentages shall remain in place for ten (10) years or until such time as State jurisdictional retail open access plans allow competition for customers and Transmission Rights. Each retail open access process shall determine the method by which competitors gain access to the Transmission System, including the DSTAR Grid. DSTAR shall credit FTR auction revenues in accordance with any re-allocation methodology that results from such a process. In the absence of a State determined reallocation methodology, DSTAR will shall credit FTR auction revenues that result from the Historical Use allocation percentages on a pro-rata basis to the SCs representing the Load in the service territory that produced the Historical Use allocation percentages.

         d) The allocation of auction revenues to the holders of ECs shall remain in place for the longer of the stated term of the converted EC or ten (10) years. If Transmission Rights under an EC have been converted to FTRs and such converted FTRs are completely equivalent to FTRs not resulting from conversion of ECs, those rights shall be made available to the DSTAR FTR auctions. In such case, DSTAR shall credit a pro-rata share of the auction proceeds to the party(ies) who converted their EC rights. Each party's prorata share of the auction revenues shall be equal to the number of FTRs on the FTR Interface or Scheduling Point that were made available on an annual basis by the converted EC, divided by the total number of FTRs auctioned on an annual basis for the FTR Interface or Scheduling Point, multiplied by auction proceeds for that FTR Interface or Scheduling Point.

                  NOTE: Section A.7.2.3 above defines an onerous default FTR Clearing Price for auctions where Price Taker bids exceed the quantity of FTRs available. This default price is designed to incite bidders to bid the true value for an FTR. If an entity without the Historical Use or converted EC designation chooses to use the Price Taker Option, it could conceivably be obligated to purchase the FTRs at this default price without receiving any revenue credits for Historical Use or converted EC in return.



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         e)       All Eligible Customers shall have the ability to bid as a
                  Price Taker in the FTR auctions. However, in the event that there are more Price Taker bids then there are FTRs available, the entities with the Historical Use or converted EC designation shall receive the FTRs equivalent to their corresponding Historical Use or converted EC quantity (as such quantity may be determined pursuant to Section 8.b).

         f) After crediting for Historical Uses and converted ECs as described above, DSTAR shall revenue credit the remaining auction proceeds against the appropriate Participating TOs' ATRRs, so that the percentage of the auction proceeds that will be allocated to each SC's DSTAR Transmission Service charge shall equal the percentage of the total Access Area Charge revenues paid by that SC to the Participating TO in that month.



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                                               APPENDIX A: CONGESTION MANAGEMENT
DESERT STAR TARIFF  ATTACHMENT A-1: LIST OF FTR INTERFACES AND SCHEDULING POINTS
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                          ATTACHMENT A-1 TO APPENDIX A
                  LIST OF FTR INTERFACES AND SCHEDULING POINTS


         DSTAR CONGESTION ZONES

         A.       Arizona
         B.       Northern New Mexico
         C.       Southern New Mexico
         D.       Western Colorado
         F.       Eastern Wyoming
         G.       Four Corners
         H.       Eastern Colorado
         I.       El Paso

         IMPORT LIMITED ZONES

         11.      Phoenix
         12.      Tucson
         13.      El Paso

         EXTERNAL ZONES

         E1.      California
         E2.      SPS
         E3.      Western Wyoming
         E4.      Eastern Utah
         E5.      Southern Utah
         E6.      Nebraska
         E7.      Southern Nevada

         FTR IDENTIFIER

         1.       A to I1 (Arizona to Phoenix)
         2.       A to I2 (Arizona to Tucson)
         3.       C to I3 (Southern New Mexico to/from El Paso)
         4.       A to C (Arizona to/from Southern New Mexico)
         5.       B to C (Northern New Mexico to/from Southern New Mexico)
         6.       G to A (Four Corners to Arizona)
         7.       G to B (Four Corners to Northern New Mexico)
         8.       G to/from D (Four Corners to/from Western Colorado)
         9.       D to H (Western Colorado to Eastern Colorado)
        10.       F to H (Eastern Wyoming to Eastern Colorado)
        11.       A to/from El (Arizona to/from California)
        12.       B to/from E2 (Northern New Mexico to/from SPS)
        13.       C to/from E2 (Southern New Mexico to/from SPS)
        14.       A to/from E5 (Arizona to/from Southern Utah)
        15.       F to/from E3 (Eastern Wyoming to/from Western Wyoming)
        16.       D to/from E4 (Western Colorado to/from Eastern Utah)
        17.       F to/from E6 (Eastern Wyoming to/from Nebraska)
        18.       A to/from E7 (Arizona to/from Southern Nevada)



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                                     [MAP]






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